UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2023

Nabors Energy Transition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41073	86-2916523
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

515 West Greens Road, Suite 1200 Houston, Texas 77067
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 874-0035

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one warrant	NETC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	NETC	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	NETC.WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On December 8, 2023, Nabors Energy Transition Corp. (the “Company”) convened a special meeting (the “Special Meeting”), and the Company’s stockholders voted on the proposals set forth below, each of which is described in greater detail in the definitive proxy statement on Schedule 14A (File No. 001-41073), filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on November 22, 2023.

There were 16,750,641 shares of common stock issued and outstanding at the close of business on November 1, 2023, the record date (the “Record Date”) for the Special Meeting. At the Special Meeting, there were 14,217,907 shares present either by proxy or online, representing approximately 84.9% of the total outstanding shares of the Company’s common stock as of the Record Date.

A summary of the voting results for each proposal is set forth below.

Proposal No. 1 – The Extension Amendment Proposal

The stockholders approved and adopted the Company’s third amended and restated certificate of incorporation (the “Amended Charter”) to allow the Company’s board of directors, without another stockholder vote, to elect to extend the date by which the Company has to consummate a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination, involving the Company and one or more businesses or entities up to three times for an additional one month each time (each such month, a “Monthly Extension Period”) (but in no event to a date later than 28 months from the closing of the Company’s initial public offering (the “IPO”)), provided, that Nabors Energy Transition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) (or its affiliates or designees), deposits $200,000 into the trust account (the “Trust Account”) established in connection with the IPO for each Monthly Extension Period in exchange for a non-interest bearing, unsecured promissory note (the “Monthly Extension Option” and such proposal, the “Extension Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
13,094,494	1,123,413	0

Proposal No. 2 – The Trust Amendment Proposal

The stockholders approved and adopted the Second Amended and Restated Investment Management Trust Agreement between the Company and Continental Stock Trust & Transfer Company to reflect the Monthly Extension Option (the “Trust Amendment Proposal”). The voting results were as follows:

Votes For	Votes Against	Abstentions
13,094,507	1,123,400	0

Proposal No. 3 – The Adjournment Proposal

The stockholders approved the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are insufficient shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), shares of Class B common stock, par value $0.0001 per share, and shares of Class F common stock, par value $0.0001 per share, in the capital of the Company represented (either virtually or by proxy) to constitute a quorum necessary to conduct business at the Special Meeting or at the time of the Special Meeting to approve the Extension Amendment Proposal or the Trust Amendment Proposal. The voting results were as follows:

Votes For	Votes Against	Abstentions
13,094,507	1,123,400	0

Item 8.01	Other Events.

Stockholders holding 4,374,198 shares of Class A Common Stock issued as part of the units sold in the IPO exercised their right to redeem such shares for a pro rata portion of the funds in the Trust Account. As a result, approximately $48.1 million (or approximately $10.99 per share) will be removed from the Trust Account to pay such holders if the Company files the Amended Charter. The Company will only file the Amended Charter to implement the Monthly Extension Option (the “Extension Amendment”) if its previously announced initial business combination (the “Business Combination”) with Vast Renewables Limited (f/k/a Vast Solar Pty Ltd) (“Vast”) is not consummated by December 18, 2023, which has been submitted to a vote of the Company’s stockholders scheduled for December 13, 2023 (the “Business Combination Meeting”). To the extent the Business Combination is consummated before the Extension Amendment is filed and effective, a stockholder who validly exercised its redemption rights in accordance with the Special Meeting will be deemed to have validly elected to redeem such shares in connection with the Business Combination Meeting.

On December 8, 2023, the Company issued a press release announcing the results of the Special Meeting. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Important Information about the Business Combination and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or constitute a solicitation of any vote or approval.

On February 14, 2023, the Company entered into that certain Business Combination Agreement (as may be amended, supplemented or otherwise modified from time to time, the “BCA”), by and among Vast, Neptune Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Vast (“Merger Sub”), the Sponsor, and Nabors Industries Ltd. (“Nabors”), pursuant to which, among other things and subject to the terms and conditions contained therein, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned direct subsidiary of Vast. In connection with the proposed Business Combination, Vast has filed a registration statement on Form F-4 (File No. 333-272058) (as amended, the “Registration Statement”) with the SEC, which includes (i) a prospectus of Vast relating to the offer of securities to be issued in connection with the proposed Business Combination and (ii) a definitive proxy statement of the Company, which has been distributed to holders of the Company’s capital stock in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the proposed Business Combination and other matters described in the Registration Statement. The Company and Vast also plan to file other documents with the SEC regarding the proposed Business Combination. The Registration Statement was declared effective by the SEC on November 21, 2023, and the definitive proxy statement/prospectus was mailed to the stockholders of the Company on or about November 22, 2023. INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND VAST ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS CONTAINED THEREIN (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND ALL OTHER DOCUMENTS RELATING TO THE PROPOSED BUSINESS COMBINATION THAT HAVE BEEN OR WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders are able to obtain free copies of the proxy statement/prospectus and other documents containing important information about the Company and Vast once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at www.nabors-etcorp.com or by written request to the Company at 515 West Greens Road, Suite 1200, Houston, TX 77067.

Participants in the Solicitation

The Company, Nabors, Vast and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the proposed Business Combination. Information about the directors and executive officers of the Company is set forth in the Registration Statement. To the extent that holdings of the Company’s securities have changed since the amounts printed in the Registration Statement filed on November 22, 2023, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Registration Statement and will be contained in other relevant materials to be filed with the SEC when they become available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

The information included herein and in any oral statements made in connection herewith include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included herein are forward-looking statements. When used herein, including any oral statements made in connection herewith, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on the Company and Vast management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, the Company and Vast disclaim any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. The Company and Vast caution you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company and Vast. These risks include, but are not limited to, general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the inability to complete the Business Combination or the convertible debt and equity financings contemplated in connection with the proposed Business Combination, including the proposed financing from Capital Airport Group and Nabors Lux 2 S.a.r.l. (“Nabors Lux”) pursuant to the Backstop Agreement, dated as of October 19, 2023, by and between Vast and Nabors Lux (the “Financing”), in a timely manner or at all (including due to the failure to receive required stockholder or shareholder, as applicable, approvals, or the failure of other closing conditions such as the satisfaction of the minimum trust account amount following redemptions by the Company’s public stockholders and the receipt of certain governmental and regulatory approvals), which may adversely affect the price of the Company’s securities; the inability of the Business Combination to be completed by the Company’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination or the Financing; the inability to recognize the anticipated benefits of the proposed Business Combination; the inability to obtain or maintain the listing of Vast’s shares on a national exchange following the consummation of the proposed Business Combination; costs related to the proposed Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of Vast, business relationships of Vast or Vast’s business generally as a result of the announcement and consummation of the proposed Business Combination; Vast’s ability to manage growth; Vast’s ability to execute its business plan, including the completion of the Port Augusta project, at all or in a timely manner and meet its projections; potential disruption in Vast’s employee retention as a result of the proposed Business Combination; potential litigation, governmental or regulatory proceedings, investigations or inquiries involving Vast or the Company, including in relation to the proposed Business Combination; changes in applicable laws or regulations and general economic and market conditions impacting demand for Vast’s products and services. Additional risks are set forth in the section titled “Risk Factors” in the Registration Statement and other documents filed, or to be filed with the SEC in connection with the proposed Business Combination. Should one or more of the risks or uncertainties described herein and in any oral statements made in connection therewith occur, or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the Company’s expectations can be found in the Company’s periodic filings with the SEC, including the Company’s Annual Report on Form 10-K filed with the SEC on March 22, 2023 and any subsequently filed Quarterly Reports on Form 10-Q. The Company’s SEC filings are available publicly on the SEC’s website at www.sec.gov.

Item 9.01	Financial Statements and Exhibits.

(d)            Exhibits

Exhibit No.	Description
99.1	Press Release, dated December 8, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2023

NABORS ENERGY TRANSITION CORP.

By:	/s/ Anthony G. Petrello
Name:	Anthony G. Petrello
Title:	President, Chief Executive Officer and Secretary

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